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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 30, 1998

                      TECHNICAL COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-8588                                         04-2295040
  ----------------------                   -----------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

 100 Domino Drive, Concord, Massachusetts                  01742
 ----------------------------------------                ----------
 (Address of Principal Executive Offices)                (Zip Code)

                                 (978) 287-5100
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                TABLE OF CONTENTS

                                    FORM 8-K

                                 April 30, 1998

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Item                                                       Page
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
Item 5.  Other Events                                         1

Signature                                                     3

Exhibits                                                    E-1

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                                       i

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Item 5.   Other Events

          On April 30, 1998 the Board of Directors (the "Board") of Technical Communications Corporation ("TCC" or the "Company") amended the By-Laws of the Company to increase the percentage in interest of the Company's capital stock required to call a special meeting of the stockholders from 10% to 40%.

          Also on April 30, 1998 the Board voted to subject the Company to the provisions of Section 50A of Chapter 156B of the Massachusetts General Laws ("Section 50A"). Section 50A requires all Massachusetts corporations that have voting stock registered under the Securities Exchange Act of 1934, and which have not opted-out of the coverage of
          Section 50A, or have opted-out but have subsequently opted-in, to created a staggered board of directors consisting of three classes of directors as nearly equal in size as possible. Additionally, corporations subject to Section 50A may increase the size of the board of directors and fill any vacancies on the board of directors, regardless of how such vacancies may arise. In the event of a conflict between Section 50A and either the Articles of Organization or By-Laws of the corporation subject to Section 50A, the provisions of Section 50A shall control.

          The Board elected three new outside directors at the April 30, 1998 meeting, Messrs. Mitchell B. Briskin, Donald Lake and Thomas E. Peoples. Following 50A, TCC has organized its Board of Directors including the new outside Board members - into three classes, the terms of the first class of directors (comprised of Messrs. Briskin and Philip Phalon) to continue until the 1998 annual meeting, the terms of the second class of directors (comprised of Messrs. Herbert Lerner, Arnold McCalmont and Robert Lessard) to continue until the 1999 annual meeting, and the terms of the third class of directors (comprised of Messrs. Lake, Peoples and Carl Guild) to continue until the 2000 annual meeting.

          The Company does not believe either of the above-mentioned Board actions will result in a material liability or asset impairment to the Company or otherwise have any material effect on the financial position or results of operations of the Company.


                                       1

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Technical Communications Corporation

Dated:  April 30, 1998                 By:/s/ Carl H. Guild, Jr.
                                              ------------------
                                              Carl H. Guild, Jr.
                                              Chief Executive Officer

                                       3
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                            EXHIBIT INDEX


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Exhibit
   No.                                                     Title
-------                                                    ------
    3(II)                                                 By-laws

   99                                                     Press Release

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